UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 29, 1999


                     Commission file number 000-25415

                              TWIN FACES EAST
                         ENTERTAINMENT CORPORATION
            (Exact name of registrant as specified in charter)


Nevada                                            22-3374562
(State of other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

1850 E. Flamingo Rd., Suite 111-A
Las Vegas, Nevada                                 89119
(Address of Principal Executive Office)           (Zip Code)

                              (702) 866-5858
             (Registrant's Executive Office Telephone Number)

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Twin Faces East Entertainment Corporation - Page Two



Item No. 1.    Changes in Control of Registrant.


No events to report.


Item No. 2.    Acquisition or Disposition of Assets.


No events to report.


Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


On July 26, 1999 the Company received correspondence disputing the Company's ownership of the ReadSpeak technology. The Company's position, after a review of the facts and circumstances surrounding the dispute, is that the claim has no merit, and has so informed the disputing party.


Item No. 6.    Resignation of Registrant's Directors.


No events to report.

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Twin Faces East Entertainment Corporation - Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.


No events to report


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Twin Faces East Entertainment Corporation


By:/s/ Michael Smolanoff                     Dated:  July 29, 1999
   ---------------------------------
   Michael Smolanoff, President


By:/s/Stan Teeple                            Dated:  July 29, 1999
   ---------------------------------
   Stan Teeple, Secretary